ORCHID ISLAND CAPITAL ANNOUNCES
ESTIMATED SECOND QUARTER 2022 RESULTS,

JULY

2022 MONTHLY DIVIDEND AND
JUNE 30, 2022 RMBS PORTFOLIO CHARACTERISTICS
●
July 2022 Monthly Dividend of $0.045 Per Share of Common Stock
●
Estimated Book Value Per Share as of June 30, 2022 of $2.87
●
Estimated GAAP net loss of $0.34 per share for the quarter ended

June 30, 2022, including an
estimated $0.46 per share of net realized and unrealized losses on RMBS and derivative instruments
●
Estimated (10.0)% total return on equity for the quarter
●
Estimated book value,

net loss and

total return on

equity amounts are

preliminary, subject

to change,
and subject to review by the Company’s independent registered public accounting firm
●
RMBS Portfolio Characteristics as of June 30, 2022
●
Next Dividend Announcement Expected August 17, 2022
Vero

Beach, Fla., July 13, 2022 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board
of Directors (the “Board”) declared a monthly cash dividend for the month of July 2022. The dividend of

$0.045 per share will
be paid August

29, 2022 to

holders of record of

the Company’s

common stock on

July 29, 2022, with

an ex-dividend date

of
July 28, 2022. The Company plans on announcing its next common stock dividend on August 17, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of July 13, 2022

and June 30, 2022, the

Company had 176,251,193 shares

of common stock outstanding.

As of March 31,
2022, the Company had 177,117,186 shares

of common stock outstanding.
Estimated June 30, 2022 Book Value

Per Share
The Company’s estimated book value per

share as of June 30, 2022 was $2.87.

The Company computes book value per share
by

dividing

total

stockholders'

equity

by

the

total

number

of

outstanding

shares

of

common

stock.

At

June

30,

2022,

the
Company's

preliminary

estimated

total

stockholders'

equity

was

approximately

$507.4

million

with

176,251,193

shares

of
common stock outstanding. These figures and the

resulting estimated book value per share are preliminary,

subject to change,
and subject to review by the Company’s

independent registered public accounting firm.

Estimated Net Loss Per Share and Realized and Unrealized

Gains and Losses on RMBS and Derivative Instruments
The Company estimates it generated a

net loss per share

of $0.34, which includes $0.46 per

share of net realized and

unrealized
losses on RMBS

and derivative

instruments for

the quarter ended

June 30, 2022.

These amounts

compare to

total dividends
declared during

the quarter

of $0.135 per

share.

Net loss

per common

share calculated

under generally

accepted accounting
principles can, and does,

differ from our REIT

taxable income.

The Company views REIT

taxable income as a

better indication
of income

to be

paid in

the form

of a

dividend rather

than net

loss. Many

components of

REIT taxable

income can

only be
estimated at

this time

and our

monthly dividends

declared are

based on

both estimates

of REIT

taxable income

to be

earned
over the course

of the current

quarter and calendar year

and a longer-term estimate

of the REIT

taxable income of the

Company.

These

figures

are

preliminary,

subject

to

change,

and

subject

to

review

by

the

Company’s

independent

registered

public
accounting firm.

Estimated Total

Return on Equity
The Company’s

estimated total

return on

equity for

the quarter

ended June

30, 2022

was (10.0)%.

The Company

calculates
total

return

on

equity

as

the

sum

of dividends

declared

and

paid

during

the

quarter

plus changes

in

book

value

during

the
quarter, divided by the Company’s stockholders’ equity at

the beginning of the

quarter.

The total return was

$(0.335) per share,
comprised of dividends per share of $0.135 and a decrease in book value per share of $0.47 from March 31, 2022.
RMBS Portfolio Characteristics
Details of the

RMBS portfolio

as of June

30, 2022

are presented below.

These figures are

preliminary and

subject to change
and, with

respect to figures

that will appear

in the Company’s

financial statements

and associated

footnotes as of

and for the
quarter ended June 30, 2022, are subject to review by the Company’s independent registered public accounting firm.

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 Whole Pool Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

.

These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements

are not guaranteed

to occur.

Investors should not place

undue reliance upon forward-looking

statements.
For further

discussion of

the factors

that could

affect outcomes,

please refer

to the

“Risk Factors”

section of

the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31,

2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Jun 2022 Apr - Jun Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Jul) in Jul) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 4.0 $ 416 $ 425 0.01% $ 101.96 4.00% 4.54%

50

130

0.8% 0.8% $ 7 $ (7)
15yr TBA 175,000 173,975 4.23% 99.41 3.50% 2,831 (3,136)
15yr Total 175,416 174,400 4.24% 99.42 3.50% 4.54%

50

130

0.8% 0.8% 2,838 (3,143)
30yr 3.0 3,469,251 3,260,634 79.24% 93.99 3.00% 3.46%

15

342

7.4% 7.7% 104,218 (109,092)
30yr 3.5 227,580 222,919 5.42% 97.95 3.50% 4.03%

28

324

11.7% 12.8% 6,201 (6,466)
30yr 4.0 284,173 282,173 6.86% 99.30 4.00% 4.72%

12

347

7.5% 18.0% 6,265 (7,088)
30yr Total 3,981,004 3,765,726 91.52% 94.59 3.10% 3.59%

15

342

7.6% 8.3% 116,684 (122,646)
Total Pass Through

RMBS
4,156,420 3,940,126 95.75% 94.80 3.12% 3.59%

15

342

7.6% 8.3% 119,522 (125,789)
Structured RMBS
IO 20yr 3.0 330,732 39,254 0.95% 11.87 3.00% 3.69%

72

161

12.2% 13.5% (485) 252
IO 20yr 4.0 11,963 1,404 0.03% 11.73 4.00% 4.57%

126

107

11.8% 14.3% - (2)
IO 30yr 3.0 41,727 6,784 0.16% 16.26 3.00% 3.70%

36

317

13.3% 12.8% (213) 165
IO 30yr 3.5 503,821 98,384 2.39% 19.53 3.50% 4.01%

55

296

12.9% 12.4% (2,181) 1,492
IO 30yr 4.0 148,069 26,662 0.65% 18.01 4.00% 4.55%

74

277

20.1% 19.4% (974) 802
IO 30yr 4.5 4,197 799 0.02% 19.05 4.50% 4.99%

144

203

11.0% 15.4% (22) 18
IO 30yr 5.0 2,350 467 0.01% 19.87 5.00% 5.36%

144

203

30.0% 17.3% (15) 13
IO Total 1,042,859 173,754 4.22% 16.66 3.41% 3.99%

64

249

13.7% 13.8% (3,890) 2,740
IIO 30yr 4.0 35,107 955 0.02% 2.72 3.02% 4.40%

58

293

9.9% 11.1% 194 (189)
Total Structured

RMBS
1,077,966 174,709 4.25% 16.21 3.39% 4.00%

63

250

13.6% 13.7% (3,696) 2,551
Total Mortgage Assets $ 5,234,386 $ 4,114,835 100.00% 3.17% 3.67%

25

323

8.9% 9.5% $ 115,826 $ (123,238)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (1,200,500) Sep-2022 $ (31,555) $ 22,351
10-Year Treasury

Ultra
(3)
(274,500) Sep-2022 (15,536) 13,691
Swaps (1,400,000) Jul-2028 (36,711) 35,424
TBA (175,000) Jul-2022 (5,392) 5,692
Swaptions (777,800) Mar-2023 (12,182) 11,118

Hedge Total $ (3,827,800) $ (101,376) $ 88,276
Rate Shock Grand Total $ 14,450 $ (34,962)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $112.25 at June 30, 2022.

The market value of the short position was $1,347.6 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $127.38 at June 30, 2022.

The market value of the short position was $349.7 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of June 30, 2022 As of June 30, 2022
Fannie Mae $ 2,591,682 65.8% Non-Whole Pool Assets $ 237,439 6.0%
Freddie Mac 1,349,178 34.2% Whole Pool Assets 3,703,421 94.0%
Total Mortgage Assets $ 3,940,860 100.0% Total Mortgage Assets $ 3,940,860 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of June 30, 2022 Borrowings Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 355,463 9.4% 1.44% 40 8/10/2022
ABN AMRO Bank N.V. 332,722 8.9% 0.97% 12 7/14/2022
Mitsubishi UFJ Securities (USA), Inc 330,133 8.8% 1.69% 34 8/29/2022
Merrill Lynch, Pierce, Fenner & Smith 320,104 8.5% 1.15% 16 7/26/2022
Mirae Asset Securities (USA) Inc. 291,534 7.8% 1.16% 65 11/18/2022
Cantor Fitzgerald & Co 246,670 6.6% 1.50% 28 8/23/2022
RBC Capital Markets, LLC 228,511 6.1% 1.23% 26 8/18/2022
ING Financial Markets LLC 196,520 5.2% 1.64% 28 7/28/2022
ASL Capital Markets Inc. 179,465 4.8% 1.59% 18 7/21/2022
Santander Bank, N.A. 173,115 4.6% 1.34% 27 7/28/2022
Goldman, Sachs & Co. 158,181 4.2% 1.63% 25 7/27/2022
ED&F Man Capital Markets Inc 150,941 4.0% 1.02% 20 7/25/2022
Daiwa Capital Markets America Inc. 144,585 3.8% 1.62% 18 7/18/2022
Wells Fargo Bank, N.A. 123,434 3.3% 1.10% 14 7/21/2022
Citigroup Global Markets Inc 115,434 3.1% 1.37% 21 7/25/2022
BMO Capital Markets Corp. 115,236 3.1% 1.20% 18 7/21/2022
Nomura Securities International, Inc. 86,155 2.3% 1.62% 22 7/22/2022
Austin Atlantic Asset Management Co. 83,356 2.2% 1.62% 6 7/6/2022
South Street Securities, LLC 60,322 1.6% 1.17% 18 7/18/2022
Lucid Cash Fund USG, LLC 24,157 0.6% 1.27% 14 7/14/2022
StoneX Financial Inc. 23,337 0.6% 1.64% 28 7/28/2022
Lucid Prime Fund, LLC 19,604 0.5% 1.52% 14 7/14/2022
Total Borrowings $ 3,758,979 100.0% 1.36% 27 11/18/2022
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400